                                                                    CASH BASIS-1

                Office of the United States Trustee - Region 3
                           Monthly Operating Report

                      For the month ending  August, 1999

================================================================================

                                    Document     Previously   Explanation
     Required Attachments           Attached     Submitted    Attached

     1. Tax Receipts          N/A        ( )           ( )         ( )

     2. Bank Statements                  (X)           ( )         ( )

     3. Most Recently Filed              (X)           ( )         ( )
        Income Tax Return

     4. Most Recently Annual             ( )           (X)         ( )
        Financial Statements
        Prepared by Accountant


  IN ACCORDANCE WITH TITLE 25, SECTION 1746 OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (CASH BASIS- 1 THROUGH CASH BASIS- 9) AND THE ACCOMPANYING ATTTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY) IS BASED ON ALL INFORMATION OF WHICH PREPARER AS ANY KNOWLEDGE.

  RESPONSIBLE PARTY:

        /s/ Anthony M. Picini                                           Executive V.P.
        -------------------------------------------                     -------------------------------
        SIGNATURE OF RESPONSIBLE PARTY                                                 TITLE

        Anthony M. Picini                                                         9/16/99
        -------------------------------------------                     -------------------------------
        PRINTED NAME OF RESPONSIBLE PARTY                                              DATE

        PREPARER

        -------------------------------------------                     _______________________________
        SIGNATURE OF PREPARER                                                          TITLE

        -------------------------------------------                     _______________________________
        PRINTED NAME OF PREPARER                                                       DATE

All Chapter 11 debtors must file this report with the Court and serve a copy on United States Trustee no later than the 15th day of the month following the end of the month covered by this report.

                                                                    CASH BASIS-2

                                                           Aug-99              MONTH ENDING
                                                 ----------------------

- ----------------------------------------------------------------------------------------------------------------------
CASH RECEIPTS AND                                               MONTH                  MONTH                  MONTH
                                                 ---------------------------------------------------------------------
DISBURSEMENTS                                                  6/30/99                7/31/99                 8/31/99
- ----------------------------------------------------------------------------------------------------------------------
 1  Cash -Beginning of Month                                 4,682,689              4,017,046               3,289,583
- ----------------------------------------------------------------------------------------------------------------------
Receipts
- ----------------------------------------------------------------------------------------------------------------------
 2  Cash Sales                                                 164,916                 12,362                       0
- ----------------------------------------------------------------------------------------------------------------------
 3  Accounts Receivable Collections                            106,712                      0                       0
- ----------------------------------------------------------------------------------------------------------------------
 4  Loans & Advances
- ----------------------------------------------------------------------------------------------------------------------
 5  Sale of Assets       (attachment 2C)                             0                      0               2,140,002
- ----------------------------------------------------------------------------------------------------------------------
 6  Lease & Rental Income
- ----------------------------------------------------------------------------------------------------------------------
 7  Wages
- ----------------------------------------------------------------------------------------------------------------------
 8  Other (Attach List)  (attachment 2A)                     1,018,241                699,499               1,053,832
- ----------------------------------------------------------------------------------------------------------------------
 9  Total Receipts (total lines 2-8)                         1,289,870                711,860               3,193,834
- ----------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
- ----------------------------------------------------------------------------------------------------------------------
10  Net Payroll
- ----------------------------------------------------------------------------------------------------------------------
11  Payroll Taxes Paid
- ----------------------------------------------------------------------------------------------------------------------
12  Sales, Use & Other Taxes Paid
- ----------------------------------------------------------------------------------------------------------------------
13  Inventory Purchases
- ----------------------------------------------------------------------------------------------------------------------
14  Mortgage Payments
- ----------------------------------------------------------------------------------------------------------------------
15  Other Secured Note Payments
- ----------------------------------------------------------------------------------------------------------------------
16  Rental & Lease Payments
- ----------------------------------------------------------------------------------------------------------------------
17  Utilities
- ----------------------------------------------------------------------------------------------------------------------
18  Insurance
- ----------------------------------------------------------------------------------------------------------------------
19  Vehicle Expense
- ----------------------------------------------------------------------------------------------------------------------
20  Travel
- ----------------------------------------------------------------------------------------------------------------------
21  Entertainment
- ----------------------------------------------------------------------------------------------------------------------
22  Repairs & Maintenance
- ----------------------------------------------------------------------------------------------------------------------
23  Supplies
- ----------------------------------------------------------------------------------------------------------------------
24  Advertising
- ----------------------------------------------------------------------------------------------------------------------
25  Household Expenses
- ----------------------------------------------------------------------------------------------------------------------
26  Charitable Contributions
- ----------------------------------------------------------------------------------------------------------------------
27  Gifts
- ----------------------------------------------------------------------------------------------------------------------
28  Other (Attach List)  (attachment 2B)                       798,008                579,490                 515,442
- ----------------------------------------------------------------------------------------------------------------------
29  Total Lines 10 thru 28                                     798,008                579,490                 515,442
- ----------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
- ----------------------------------------------------------------------------------------------------------------------
30  Professional Fees                                          781,979                656,256                 552,712
- ----------------------------------------------------------------------------------------------------------------------
31  U.S. Trustee Fees                                                                  10,000                       0
- ----------------------------------------------------------------------------------------------------------------------
32  Other (Attach List)  (attachment 2D)                       375,526                193,576               2,164,896
- ----------------------------------------------------------------------------------------------------------------------
33  Total Lines 30 thru 32                                   1,157,505                859,833               2,717,609
- ----------------------------------------------------------------------------------------------------------------------
34  Total Disbursements (line 29+line 33)                    1,955,513              1,439,323               3,233,050
- ----------------------------------------------------------------------------------------------------------------------
35  Net Cash Flow (line 9 - line 34)                          (665,643)              (727,463)                (39,216)
- ----------------------------------------------------------------------------------------------------------------------
36  Cash - End of Month (line 1 + line 35)                   4,017,046              3,289,583               3,250,368
- ----------------------------------------------------------------------------------------------------------------------

PHP HEALTHCARE CORP.
Other Receipts
August 1999

       ======================================================================================================

                                              Description                                        Net Amount
       ======================================================================================================
       Tony Picini                  Executive loan repayment                                         4,000.00
       Benicor                      Cobra Payments                                                   9,905.46
       Alegent Health               Lease Receipt                                                    9,152.50
       Interest Income              Nations Repurchase Program                                      14,965.97
       Key Man Life Insurance       Cash Surrender                                                  31,770.01
       Keen Realty                  Refund of Deposit                                               10,000.00
       Levitz, Rockwood, et. al.    CHE Settlement                                                 200,000.00
       Social Workers               Collection of receivables after sale of contract                51,894.12
                                    (receivables were forwarded to Sterling Medical Associates)
       PMG                          Payments on Intercompany Receivables                           707,641.06
       Miscellaneous                Refunds                                                         14,503.09

       ------------------------------------------------------------------------------------------------------

       Total Other Receipts                                                                      1,053,832.21
       ======================================================================================================

                                 Attachment 2A

PHP HEALTHCARE CORP.
EXPENSES - CASH BASIS
August 1999

            ============================================================================

             Description                                                   Net Activity
            ============================================================================
            Net Payroll                                                          150,720
            Payroll Taxes and Withholdings                                       109,909
            Legal                                                                 30,882
            Deposits                                                                 538
            Contract-Consultant                                                   31,941
            Contract-Office Temps                                                 39,094
            Fringe Benefits                                                       31,267
            Office Supply Expense                                                  1,342
            Utilities                                                                 37
            Bldg & Office Expense                                                 80,762
            Business Taxes/Licenses                                                3,248
            Business Travel & Meals                                                  316
            Interest Expense                                                         236
            Misc. Expense                                                         16,176
            ----------------------------------------------------------------------------

            Total Disbursements                                                  515,442
            ============================================================================




                                 Attachment 2B

PHP HEALTHCARE CORPORATION
Sale of Assets
August 1999

       ======================================================================================================
                                                                                            Contract Sale/
                                                                                          Asset Sale Price
       ======================================================================================================
         Oncology Hematology West, P.C.             Sale of Omaha, NE Property                     408,499.60

         Daniel Morris P.C.                         Sale of Virginia Beach, VA Property            618,678.27

         Marvin A. Trott Jr.                        Sale of Jacksonville, NC Property              443,425.10

         East Coast Investment Co., Inc.            Sale of North Charleston, SC Property          669,399.10

       ------------------------------------------------------------------------------------------------------

         Total Asset Sales                                                                       2,140,002.07
       ======================================================================================================




                                 Attachment 2C

PHP HEALTHCARE CORP.
NationsBank Concentration Account 375 052 7254
Cash Disbursements
August 1999

          =========================================================================================

                     Vendor                           Description                      TOTAL
          =========================================================================================
          Sterling Medical Associates        Social Worker Receipts                       51,894.12

          Corporate Credit Services          Omaha, VA Beach & Jacksonville            1,443,602.97

          Corporate Credit Services          Charleston Property Sale Proceeds           669,399.10

          -----------------------------------------------------------------------------------------

          Total                                                                        2,164,896.19
          =========================================================================================



                                 Attachment 2D

- ----------------------------------------------------------
CASH DISBURSEMENTS DETAIL                                                                MONTH:          Aug-99
                                                                                                ------------------------
(Attach sheets if necessary)
- ------------------------------------------------------------------------------------------------------------------------
                                                   CASH DISBURSEMENTS
- ------------------------------------------------------------------------------------------------------------------------
              DATE               PAYEE                            PURPOSE                                      AMOUNT
- ------------------------------------------------------------------------------------------------------------------------
           -------------------------------------------------------------------------------------------------------------

             Various            Various                     (See attachment 3A)                                2,277,020
           -------------------------------------------------------------------------------------------------------------
            8/1-31/99           Various                     (See attachment 3C)                                  294,760
           -------------------------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------------------

           Total Cash Disbursements                                                                            2,571,780
           -------------------------------------------------------------------------------------------------------------

           -------------------------------------------------------------------------------------------------------------
                                                BANK ACCOUNT DISBURSEMENTS
           -------------------------------------------------------------------------------------------------------------
CHECK
NUMBER             DATE                   PAYEE                           PURPOSE                         AMOUNT
- ------------------------------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------------------------------
Various              8/1-31/99         Various                     (See attachment 3B)                           510,550
- ------------------------------------------------------------------------------------------------------------------------
Various              8/1-31/99         Various                     Net Payroll                                   150,720
- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------
             Total Bank Account Disbursements                                                                    661,271
- ------------------------------------------------------------------------------------------------------------------------

- ------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR THE MONTH                                                                              3,233,050
- ------------------------------------------------------------------------------------------------------------------------

PHP HEALTHCARE CORP.
NationsBank Concentration Account 375 052 7254
Cash Disbursements
August 1999

==================================================================================================================================
                                                                Note Payable     Payroll       Bank     Sterling Med
   AUG         Vendor              Description                      LOC           Taxes        Fees      Associates      TOTAL
==================================================================================================================================
    4    Sterling Medical  Social Worker Receipts                                                         51,894.12     51,894.12
         Associates
    5    ADP               Payroll                                               42,410.43                              42,410.43
   12    Corporate Credit  Omaha, VA Beach &                     1,443,602.97                                        1,443,602.97
         Services          Jacksonville
   19    ADP               Payroll                                               49,047.01                              49,047.01
   23    Nationsbank       Account Analysis Fee - Concentration                               2,102.09                   2,102.09
   23    Nationsbank       Account Analysis Fee - Payroll                                        89.45                      89.45
   23    Nationsbank       Account Analysis Fee - Executive                                      23.07                      23.07
   25    ADP               Payroll                                               (2,087.48)                             (2,087.48)
   26    Corporate Credit  Charleston Property Sale                669,399.10                                          669,399.10
         Services          Proceeds
   30    ADP               Payroll                                               20,539.14                              20,539.14

- ----------------------------------------------------------------------------------------------------------------------------------
Total                                                            2,113,002.07   109,909.10    2,214.61    51,894.12  2,277,019.90
==================================================================================================================================

                                                                    CASH BASIS-4

- ----------------------------------
ACCOUNTS RECEIVABLE                                                         MONTH:         Aug-99
                                                                                   --------------------------
Accounts Receivable -Trade
- -------------------------------------------------------------------------------------------------------------
Total accounts receivable at the beginning of the period                                              104,271
- -------------------------------------------------------------------------------------------------------------
    Amounts billed during the period, net of adjustments                                                    0
- -------------------------------------------------------------------------------------------------------------
    Amounts collected during the period                                                                     0
- -------------------------------------------------------------------------------------------------------------
Total accounts receivable at the end of the period                                                    104,271
- -------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                                     AMOUNT
- -------------------------------------------------------------------------------------------------------------
0 - 30 days old                                                                                             0
- -------------------------------------------------------------------------------------------------------------
30 - 60 days old                                                                                            0
- -------------------------------------------------------------------------------------------------------------
61 - 90 days old                                                                                            0
- -------------------------------------------------------------------------------------------------------------
91 + days old                                                                                         104,271
- -------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS RECEIVABLE                                                                             104,271
- -------------------------------------------------------------------------------------------------------------
TOTAL CONSIDERED UNCOLLECTIBLE                                                                              0
- -------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE (NET)                                                                             104,271
- -------------------------------------------------------------------------------------------------------------
- -------------------------------------------------------------------------------------------------------------
AMOUNTS DUE FROM AFFILIATES & INSIDERS (ITEMIZE)                                              AMOUNT
- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------
                                    (See attachment 4A)                                            64,504,723
- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------
TOTAL                                                                                              64,504,723
- -------------------------------------------------------------------------------------------------------------


- -------------------------------------------------------------------------------------------------------------
INVENTORY                                                                                     AMOUNT
- -------------------------------------------------------------------------------------------------------------
Beginning inventory                                                                                         0
- -------------------------------------------------------------------------------------------------------------
    Plus Purchases
- -------------------------------------------------------------------------------------------------------------
    Minus Sales
- -------------------------------------------------------------------------------------------------------------
Ending Inventory                                                                                            0
- -------------------------------------------------------------------------------------------------------------

PHP Healthcare Corp.
Amounts Due from Affiliates & Insiders
August 31, 1999



                   Exec Loan Program                                 Amount
                   -----------------                                 ------
                Jack Mazur                                             5,612,423
                Michael Starr                                          1,429,653
                Anthony Picini                                           140,354
                William Lubin                                            179,291
                Kenneth Weixel                                           284,605
                Robert Bowles                                            464,786
                Frank Provato                                            138,826
                ----------------------------------------------------------------
                  Subtotal                                             8,249,939
                ----------------------------------------------------------------

                   Other Notes Receivable
                   ----------------------
                Robert Bowles                                            705,833
                Kenneth Weixel-Employment                                 80,000
                Kenneth Weixel-Other                                     282,966
                G&L Realty                                             2,184,167
                Shamrock Investments                                     984,230
                ----------------------------------------------------------------
                  Subtotal                                             4,237,196
                ----------------------------------------------------------------

                   Due from Subsidiaries
                   ---------------------
                Pinnacle Health Enterprises, LLC                      23,858,130
                Pinnacle Medical Group, PA                            22,417,353
                All other subsidiaries                                 5,742,104
                ----------------------------------------------------------------
                  Subtotal                                            52,017,588
                ----------------------------------------------------------------

                ----------------------------------------------------------------

                  Grand Total                                         64,504,723
                ================================================================

                                 Attachment 4A

                                                                                        MONTH:      Aug-99
                                                                                              -------------------

UNPAID POSTPETITION PAYABLES AND AGING                                                                AMOUNT
- -----------------------------------------------------------------------------------------------------------------
Postpetition items
- -----------------------------------------------------------------------------------------------------------------
Reorganization Expenses
- -----------------------------------------------------------------------------------------------------------------
    Professional Fees                                                                                     621,076
- -----------------------------------------------------------------------------------------------------------------
    U.S. Trustee Fees
- -----------------------------------------------------------------------------------------------------------------
    Court Fees
- -----------------------------------------------------------------------------------------------------------------
Trade Debt                                                                                                 11,353
- -----------------------------------------------------------------------------------------------------------------
Other (attach list) (Report tax in next section only)
- -----------------------------------------------------------------------------------------------------------------
AGING                          0-30               31'-60          61-90             90 +
PAYABLES                       DAYS                DAYS            DAYS            DAYS               TOTAL
- -----------------------------------------------------------------------------------------------------------------
                                 632,429                  0              0               0                632,429
- -----------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------
STATUS OF POST PETITION TAXES
- -----------------------------------------------------------------------------------------------------------------
                             BEGINNING             AMOUNT                           ENDING
                                TAX               WITHHELD          AMOUNT           TAX            DELINQUENT
                            LIABILITY*           OR ACCRUED          PAID          LIABILITY           TAXES
- -----------------------------------------------------------------------------------------------------------------
Federal
- -----------------------------------------------------------------------------------------------------------------
Withholding**                        0               57,998             57,998             0
- -----------------------------------------------------------------------------------------------------------------
FICA Employee**                      0               18,501             18,501             0
- -----------------------------------------------------------------------------------------------------------------
FICA Employer**                      0               18,501             18,501             0
- -----------------------------------------------------------------------------------------------------------------
Unemployment                         0                   52                 52             0
- -----------------------------------------------------------------------------------------------------------------
Income                               -                    -
- -----------------------------------------------------------------------------------------------------------------
Other (Attach List)
Total Federal Taxes                  -               95,053             95,053             -                    -
- -----------------------------------------------------------------------------------------------------------------
State and Local
- -----------------------------------------------------------------------------------------------------------------
Withholding                          0               14,837             14,837             0
- -----------------------------------------------------------------------------------------------------------------
Sales
- -----------------------------------------------------------------------------------------------------------------
Excise
- -----------------------------------------------------------------------------------------------------------------
Unemployment                         0                   19                 19             0
- -----------------------------------------------------------------------------------------------------------------
Real Property
- -----------------------------------------------------------------------------------------------------------------
Personal Property
- -----------------------------------------------------------------------------------------------------------------
Other (Attach List)
- -----------------------------------------------------------------------------------------------------------------
Total State & Local                  0               14,856             14,856             0                    0
- -----------------------------------------------------------------------------------------------------------------
Total Taxes                          0              109,909            109,909             0                    0
- -----------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or if this is the first operating report the amount should be zero.

** Attach photocopies of PCF Form 8123 or your FTD coupon and payment receipt to verify payment or deposit.

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterix next to the account number. Attach additional sheets if necessary.

                                                          MONTH:    Aug-99
- ---------------------------------------------                   ---------------------------------------------
BANK RECONCILIATIONS
                                                      Account #1  Account #2  Account #3           Account #4
- -------------------------------------------------------------------------------------------------------------
A     BANK:
                                                   ----------------------------------------------------------
B     ACCOUNT NUMBER
                                                   ----------------------------------------------------------
C     PURPOSE (TYPE)
- -------------------------------------------------------------------------------------------------------------
1     Balance per Bank Statement                                              (See Attachment 6A)
- -------------------------------------------------------------------------------------------------------------
2     Add: Total Deposits
- -------------------------------------------------------------------------------------------------------------
3     Less: Outstanding Checks
- -------------------------------------------------------------------------------------------------------------
4     +/- Other Reconciling Items (Attach List)
- -------------------------------------------------------------------------------------------------------------
5     Month Ending Balance Per Books                                            As of 8/31/99       3,250,368
- -------------------------------------------------------------------------------------------------------------
6     Number of Last Check Written
- -------------------------------------------------------------------------------------------------------------

- ---------------------------------------------
INVESTMENT ACCOUNTS

- -------------------------------------------------------------------------------------------------------------
                                                       Date of     Type of         Purchase         Current
BANK, ACCOUNT NAME & NUMBER                            Purchase   Instrument        Price            Value
- -------------------------------------------------------------------------------------------------------------
7
- -------------------------------------------------------------------------------------------------------------
8
- -------------------------------------------------------------------------------------------------------------
9
- -------------------------------------------------------------------------------------------------------------
10
- -------------------------------------------------------------------------------------------------------------
11    Total Investment                                                                         0            0
- -------------------------------------------------------------------------------------------------------------

- ---------------------------------------------
CASH


- -------------------------------------------------------------------------------------------------------------
12    Currency on Hand                                                                                      0
- -------------------------------------------------------------------------------------------------------------


- -------------------------------------------------------------------------------------------------------------
13    TOTAL CASH - END OF MONTH (Total lines 5, 11 &12)                         As of 8/31/99       3,250,368
- -------------------------------------------------------------------------------------------------------------

Please attach copies of BANK STATEMENTS.

PHP Healthcare Corporation
Cash Balances
8/31/99

       ===============================================================================================
                                                                                      G/L Balance
               Bank                    Title                        Account #           8/31/99
       ===============================================================================================
          NationsBank        Concentration                          375 052 7254           3,287,774
          NationsBank        Payroll                                375 001 8420              16,480
          NationsBank        Executive                              375 052 6886               2,104
          NationsBank        Accounts Payable-Post-Petition         375 123 3738             (55,989)

       -----------------------------------------------------------------------------------------------
          Total                                                                            3,250,368
       ===============================================================================================

                                 Attachment 6A

                                                                    CASH BASIS-7


- --------------------------------------------------------------------------------------------------------------
                                    PAYMENTS TO INSIDERS AND PROFESSIONALS
- --------------------------------------------------------------------------------------------------------------
                                                                                         MONTH: August-99
Of the total disbursements shown for the month, list the amount paid to insiders (as defined in section 101 (31) (A)-(F) of the U.S. Bankruptcy Code)
and to professionals, for payments to insiders, identify the type of compensation paid (e.g. salary, bonus, commission, insurance, housing allowance travel car allowance, etc). Attach additional sheets if necessary.

- --------------------------------------------------------------------------------------------------------------
                                        INSIDERS
- --------------------------------------------------------------------------------------------------------------
                                                                 TYPE OF                     CUMULATIVE UNPAID
NAME                                     POSITION                PAYMENT          PAID            BALANCE
- --------------------------------------------------------------------------------------------------------------
1     K. Weixel               Acting CEO & President           Salary                                    -
- --------------------------------------------------------------------------------------------------------------
2     M Starr                 Senior Executive Vice President  Salary                   -                -
- --------------------------------------------------------------------------------------------------------------
3     A. Picini               Executive Vice President         Salary              23,577                -
- --------------------------------------------------------------------------------------------------------------
4     J. Hercenberg           Senior Vice President            Salary               7,867                -
- --------------------------------------------------------------------------------------------------------------
5     J. Mazur                Former CEO & President           Salary                   -                -
- --------------------------------------------------------------------------------------------------------------
6     W. Lubin                Former Executive Vice President  Salary                   -                -
- --------------------------------------------------------------------------------------------------------------
7     D. Berman               Former Senior Vice President     Salary                   -                -
- --------------------------------------------------------------------------------------------------------------
      Total Payments to Insiders                                                   31,444                -
- --------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------
                                                   PROFESSIONALS
- --------------------------------------------------------------------------------------------------------------
                                       DATE OF COURT                                          TOTAL
                                        ORDER AUTH.            AMOUNT        AMOUNT            PAID
               NAME                       PAYMENT             APPROVED        PAID       TO DATE (cumulative)
- --------------------------------------------------------------------------------------------------------------
1     Richards, Layton &
      Finger                       Legal Fees - 8/10/99       225,700        185,562           1,093,476
- --------------------------------------------------------------------------------------------------------------
2     The Bayard Firm               Legal Fees - 8/5/99         7,760          6,214              45,843
- --------------------------------------------------------------------------------------------------------------
3     Cole, Schotz, Meisel,
      Forman                       Legal Fees - 8/11/99        44,683         36,251             472,355
- --------------------------------------------------------------------------------------------------------------
4     Comey, Boyd & Luskin          Legal Fees - 8/5/99       138,755        111,953             510,320
- --------------------------------------------------------------------------------------------------------------
5     Weil Gotshal &
      Manges, LLP                       Legal Fees                  0              0              63,775
- --------------------------------------------------------------------------------------------------------------
6     Arthur Andersen, LLP      Professional Fees - 8/10/99    49,345         39,846             457,388
- --------------------------------------------------------------------------------------------------------------
7     Pricewaterhouse
      Coopers, LLP              Professional Fees - 8/4/99    124,041        102,144           1,343,300
- ---------------------------------------------------------------------------------------------------------------
8     Sugarman & Company,       Professional Fees - 8/27/99    86,661         70,743             477,760
      LLP
- ---------------------------------------------------------------------------------------------------------------
      Total Payments to Professionals                         676,946        552,712           4,464,217
- --------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------------------------------------
                                       SECURED NOTES, LEASES PAYABLE AND
                                          ADEQUATE PROTECTION PAYMENTS
- --------------------------------------------------------------------------------------------------------------
                                         SCHEDULED             AMOUNTS PAID         TOTAL
             NAME OF                      MONTHLY                 DURING            UNPAID
             CREDITOR                   PAYMENTS DUE               MONTH         POSTPETITION
- --------------------------------------------------------------------------------------------------------------
1     MLC                                  7,054                   7,054                  -
- --------------------------------------------------------------------------------------------------------------
2
- --------------------------------------------------------------------------------------------------------------
3
- --------------------------------------------------------------------------------------------------------------
4
- --------------------------------------------------------------------------------------------------------------
5
- --------------------------------------------------------------------------------------------------------------
      Total                                7,054                   7,054                  -
- --------------------------------------------------------------------------------------------------------------

                                                                    CASH BASIS-8

- -----------------------------------------------------------------------------------------------------------------------
                                                   QUESTIONNAIRE
                                                                                   MONTH: August-99       YES     NO
- -----------------------------------------------------------------------------------------------------------------------
1     Have any assets been sold or transferred outside the normal course of business this
      reporting period?                                                                                            X
- -----------------------------------------------------------------------------------------------------------------------
2     Have any funds been disbursed from any account other than a debtor in possession account?                    X
- -----------------------------------------------------------------------------------------------------------------------
3     Are any postpetition receivables (accounts,notes, or loans) due from related parties?                 X
- -----------------------------------------------------------------------------------------------------------------------
4     Have any payments been made on prepetition liabilities this reporting period?                         X
- -----------------------------------------------------------------------------------------------------------------------
5     Have any postpetition loans been received by the debtor from any party?                                      X
- -----------------------------------------------------------------------------------------------------------------------
6     Are any postpetition payroll taxes past due?                                                                 X
- -----------------------------------------------------------------------------------------------------------------------
7     Are any postpetition state or federal income taxes past due?                                                 X
- -----------------------------------------------------------------------------------------------------------------------
8     Are any postpetition real-estate taxes past due?                                                             X
- -----------------------------------------------------------------------------------------------------------------------
9     Are any other postpetition taxes past due?                                                                   X
- -----------------------------------------------------------------------------------------------------------------------
10    Are any amounts owed to postpetition creditors past due?                                                     X
- -----------------------------------------------------------------------------------------------------------------------
11    Have any prepetition taxes been paid during the reporting period?                                            X
- -----------------------------------------------------------------------------------------------------------------------
12    Are any wage payments past due?                                                                              X
- -----------------------------------------------------------------------------------------------------------------------

If the answer to any of the above questions is "YES", provide a detailed explanation of each item. Attach additional sheets if necessary

                              (See Attachment 8A)

- -----------------------------------------------------------------------------------------------------------------------
                                                     INSURANCE                                                YES   NO
- -----------------------------------------------------------------------------------------------------------------------
1     Are worker's compensation, general liability and other necessary insurance coverages in effect?          X
- -----------------------------------------------------------------------------------------------------------------------
2     Are all premium payments paid current?                                                                   X
- -----------------------------------------------------------------------------------------------------------------------
3     Please itemize policies below.
- -----------------------------------------------------------------------------------------------------------------------

If the answer to any of the above questions is "NO", or if any policies have been cancelled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              (See attachment 8B)


- -----------------------------------------------------------------------------------------------------------------------
                                                 INSTALLMENT PAYMENTS
- -----------------------------------------------------------------------------------------------------------------------
                                                       TYPE OF
                     POLICY                            CARRIER                          PERIOD COVERED
- -----------------------------------------------------------------------------------------------------------------------
- -----------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------

- -----------------------------------------------------------------------------------------------------------------------

PHP Healthcare Corporation
Case #98-2608 (MFW)
For the month ended August 31, 1999

Additional information for questionnaire

Question #


3.
Certain payments have been made in the ordinary course of business for Health Cost Consultants. These amounts are reflected in cash disbursements on page 2.


4.
In accordance with orders from the Bankruptcy Court, prepetition amounts were paid for employee benefits and payroll related taxes. These amounts are reflected in cash disbursements on page 2.



                                 Attachment 8A

                      PHP Healthcare Corporate Insurance

Policy Type                           Carrier                 Term            Coverage
Real/Personal Property                Travelers            12/31/98-99        $ 30.4
                                      Indemnity

Auto                                     Wausau            12/31/98-99        $   1M

Lawyers Malpractice                   Executive             6/30/99-00        $   1M
                                           Risk

Directors & Officers (D&O)             Tamarack             3/31/99-00        $   5M
                                       American

D&O Extended Reporting                 National             3/30/99-00        $  15M
 Period                                   Union

Employment Practices                     Zurich             4/15/99-00        $   1M
 Liability

General Liability                        Trans-             5/01/99-00
                                        America                               $   2M

Dishonesty/Forgery/Theft                   Gulf            12/31/97-00        $   1M
                                      Insurance

Workers Compensation                     Wausau            12/31/98-99        By Law

Medical Malpractice                Professional              Unlimited        $1M/3M
  "Tail" Coverage *                Underwriters                7 years        $4M/4M

Fiduciary Responsibility                  Chubb            12/31/98-99        $   3M

* Separate extended reporting period (tail) coverage was purchased for the Fairfax, VA; Woodbridge, VA; Columbus, GA; Tustin, CA; Vista, CA, PrimeCare, VA; and Chrysler's Kenosha, WI/Newark, DE projects to support the sale/disposition of those activities.


                                 Attachment 8B

                                                                     CAS BASIS-9

                                                                           MONTH: August-99

- ----------------------------------------------------------------------------------------------------------------
                                                   PERSONNEL
- ----------------------------------------------------------------------------------------------------------------
                                                                               Full Time          Part Time
- ----------------------------------------------------------------------------------------------------------------
1    Total number of employees at beginning of period                                  23
- ----------------------------------------------------------------------------------------------------------------
2    Number of employees hired during period                                            0
- ----------------------------------------------------------------------------------------------------------------
3    Number of employees terminated or resigned during the period                       3
- ----------------------------------------------------------------------------------------------------------------
4    Total number of employees at the end of the period                                20
- ----------------------------------------------------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------------
                                                 CHANGE OF ADDRESS
- ----------------------------------------------------------------------------------------------------------------

     If your mailing address has changed and you have not previously notified the
     United States Trustee of the change, list your new address below:

     DATE OF CHANGE:                       _________________________

     NEW ADDRESS:                          _____________________________________
                                           _____________________________________
                                           _____________________________________